UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3614

Rochester Fund Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2013

Item 1. Reports to Stockholders.

6	30	2013

SEMIANNUAL REPORT

Oppenheimer Rochester Fund Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/28/13*

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
6-Month	–2.72%	–7.34%	–2.69%
1-Year	1.64	–3.18	0.24
5-Year	5.65	4.63	5.33
10-Year	5.24	4.73	4.42

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative, not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester Fund Municipals, from Rochester Fund Municipals, on March 28, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*June 28, 2013, was the last business day of the Fund’s reporting period. Index returns are calculated through June 30, 2013.

2	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Fund Performance Discussion

At the end of June—a month in which the U.S. bond market reacted strongly to Federal Reserve testimony about the potential for future adjustments to its $85 billion-a-month bond purchasing initiative—Oppenheimer Rochester Fund Municipals generated a tax-free distribution yield of 6.16% (without sales charge). The Fund’s monthly dividend held steady throughout the reporting period, which ended June 28, 2013, and payouts totaled 48 cents per share. However, in the aftermath of the Fed’s announcement, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. This Fund’s cumulative total return (without sales charge) for the reporting period remained in line with the Fund’s benchmark through June 30, 2013.

MARKET OVERVIEW

By the time Fed Chairman Ben S. Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated in June, a sell-off had occurred in the equity and bond markets. Prices of municipal bonds fell, and municipal bond fund outflows mounted late in this reporting period. As a result, yields rose, effectively turning the investors’ fears about future interest rates into a current reality.

All of this occurred because investors and some analysts believed that they heard the

Fed signal an imminent change in approach. In fact, the Fed said that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain at the “exceptionally low range” of zero to 0.25%.

Heading into this reporting period, the Fed’s expectation was that the rate would likely remain very low until mid-2015. At his news conference in June, Chairman Bernanke emphasized the Fed’s intention to be responsive to economic developments, saying

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.16%
Dividend Yield with sales charge	5.87
Standardized Yield	5.31
Taxable Equivalent Yield	10.29
Last distribution (6/25/13)	$0.08
Total distributions (1/01/13 to 6/30/13)	$0.48

Endnotes for this discussion begin on page 12 of this report

OPPENHEIMER ROCHESTER FUND MUNICIPALS	3

The Rochester portfolio management team

“If you draw the conclusion that I’ve just said that our policies, our purchases, will end in the middle of next year, you’ve drawn the wrong conclusion.”

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of June 28, 2013, the average yield on 30-year, AAA-rated muni bonds was 3.95%, up 106 basis points from December 31, 2012. On June 28, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.72%, up 93 basis points from the December 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.28%, up 8 basis points from the December 2012 date.

Hurricane Sandy relief, which was a prominent talking point among New York’s

4	OPPENHEIMER ROCHESTER FUND MUNICIPALS

The Rochester credit research team

elected officials following the storm’s pummeling of the New York City metropolitan area on October 29, 2012, remained a significant factor during this reporting period for the state. In his January 2013 State of the State Address, for example, Gov. Andrew M. Cuomo proposed a $1 billion program to build or preserve 14,000 housing units over the next 5 years. New York City Mayor Michael Bloomberg, in his final State of the City Address in February 2013, also focused on rebuilding efforts, calling it “the single most important piece of unfinished business that lies ahead of us in 2013.”

For the third consecutive year, New York State lawmakers passed a budget ahead of schedule. The $141 billion spending plan calls for a 4% increase in spending,

including the added spending based on the federal aid received for post-Sandy rebuilding. The state budget process, according to news reports, was “one of the smoothest state budget negotiations” in years. A high-tax bracket, first approved as a temporary measure at the end of 2011, was extended by 3 years to 2017.

In April 2013, the governor proposed a capital program to increase debt issuance by 12% in fiscal year 2014. In the six months ended June 30, 2013, according to The Bond Buyer, the Empire State issued $15.3 billion in debt securities, 40% less than had been issued in the corresponding period of 2012. Despite this decline, New York was the third largest issuer in the first half of 2013, trailing only California and Texas.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	5

In other bond-related state news, the New York Metropolitan Transportation Authority set into place plans to generate $600 million in cost savings or new revenues by reducing office space and maximizing the value of its real estate holdings. It has been reported that this project will involve demolishing its three current buildings and redeveloping this location, which is a full block from 44th to 45th Streets in Midtown Manhattan.

Late in the reporting period, the New York State legislature agreed to create the Financial Restructuring Board for Local Governments. The 10-member board will provide local governments across the state with plans and strategies to overcome financial challenges. Municipalities and counties that join this initiative will be contractually committed to follow the plans set out by the board. One goal of this project is to reduce pressure on taxpayers for payment of public services and debt.

Also in June, Mayor Bloomberg and New York City Council Speaker Christine Quinn enacted a $70 billion budget for fiscal year 2014. The spending plan includes $250 million for storm resiliency and $58 million for the Housing Authority to offset cuts experienced due to federal sequestration.

At the end of this reporting period, New York State’s general obligation (G.O.) debt was rated Aa2 by Moody’s Investors Service and AA by Standard & Poor’s and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield for Lipper’s New York Municipal Debt Funds category was 3.44% at the end of this reporting period. At 6.16%, the distribution yield for the Fund’s Class A shares was 272 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer Rochester Fund Municipals held nearly 900 securities as of June 28, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 6.16% at net asset value as of June 28, 2013, was 272 basis points higher than the average in Lipper’s New York Municipal Debt Funds category, which was 3.44%. Additionally, for a taxable investment to provide a greater benefit than an investment in this Fund, it would have to yield more than 10.29%, based on the Fund’s standardized yield as of June 30, 2013, and current federal and New York State income tax rates.

6	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these transactions made it difficult for this Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends of longer-term funds under pressure.

Despite the market conditions, the Fund maintained a steady dividend of 8 cents per Class A share throughout this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 28.9% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

During this reporting period, Gov. Alejandro Garcia Padilla agreed to privatize the island’s main airport and pushed through sweeping pension reform. He won approval for a $9.8 billion budget that calls for $1.4 billion in additional taxes in fiscal 2014.

All three national credit ratings agencies— S&P, Moody’s and Fitch—maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. In March 2013, however, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that we believe is at odds with the authority’s current and projected financial health. This decision was particularly surprising, we note, in light of PRASA’s move to raise rates substantially. During this reporting period, we continued to identify what we believe to be attractive values in Puerto Rico.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 19.8% of the Fund’s total assets at the end of this reporting period.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a

OPPENHEIMER ROCHESTER FUND MUNICIPALS	7

greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund’s holdings in municipal bonds issued by utilities represented 13.5% of total assets at the end of this reporting period. As of June 28, 2013, this set of holdings included electric utilities, with 6.6% of the Fund’s total assets, sewer utilities with 4.0%, and water utilities with 2.9%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum.

As of June 28, 2013, the sales tax revenue sector represented 8.2% of the Fund’s total assets. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced (and will likely experience) as well as the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. The Fund’s investments in this sector included bonds issued in Guam, New York, Puerto Rico and the U.S. Virgin Islands.

The Fund’s airline holdings represented 7.8% of total assets as of June 28, 2013. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 7.2% of total assets at the end of this reporting period. The Fund’s G.O. holdings include bonds issued in Guam, Puerto Rico and many municipalities in New York.

Our approach to municipal bond investing is flexible and responsive to market conditions.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Like our holdings in the airline sector, many of the securities in this sector are backed by the valuable collateral of the projects whose construction they finance. At the end of the reporting period, 5.4% of the Fund’s total assets were invested in securities in the marine/aviation facilities sector, including many highly rated bonds.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt

8	OPPENHEIMER ROCHESTER FUND MUNICIPALS

securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may

OPPENHEIMER ROCHESTER FUND MUNICIPALS	9

not be the equivalent of investment-grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

10	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	19.8%
Sales Tax Revenue	8.2
Airlines	7.8
General Obligation	7.2
Electric Utilities	6.6
Marine/Aviation Facilities	5.4
Highways/Commuter Facilities	5.3
Hospital/Healthcare	4.1
Sewer Utilities	4.0
Municipal Leases	3.7

Portfolio holdings are subject to change. Percentages are as of June 28, 2013, and are based on total assets. June 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	2.0%	0.0%	2.0%
AA	27.6	0.6	28.2
A	12.4	0.3	12.7
BBB	22.7	11.6	34.3
BB or lower	16.9	5.9	22.8
Total	81.6%	18.4%	100.0%

The percentages above are based on the market value of the securities as of June 28, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	11

Performance

DISTRIBUTION YIELDS
As of 6/28/13
	Without Sales Charge	With Sales Charge
Class A	6.16%	5.87%
Class B	5.24	N/A
Class C	5.31	N/A
Class Y	6.29	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 6/30/13		As of 6/30/13
Class A	5.31%	Class A	10.29%
Class B	4.61	Class B	8.93
Class C	4.68	Class C	9.07
Class Y	5.74	Class Y	11.12

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/28/13

		Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A	(RMUNX)	5/15/86	–2.72%	1.64%	5.65%	5.24%	6.56%
CLASS B	(RMUBX)	3/17/97	–3.11	0.77	4.68	4.69	5.04
CLASS C	(RMUCX)	3/17/97	–3.14	0.77	4.75	4.33	4.46
CLASS Y	(RMUYX)	4/28/00	–2.66	1.77	5.79	5.38	5.81

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/28/13
		Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A	(RMUNX)	5/15/86	–7.34%	–3.18%	4.63%	4.73%	6.37%
CLASS B	(RMUBX)	3/17/97	–7.83	–4.03	4.36	4.69	5.04
CLASS C	(RMUCX)	3/17/97	–4.09	–0.19	4.75	4.33	4.46
CLASS Y	(RMUYX)	4/28/00	–2.66	1.77	5.79	5.38	5.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are cumulative, not

12	OPPENHEIMER ROCHESTER FUND MUNICIPALS

annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

June 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2013.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.080 for the 28-day accrual period ended June 25, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on June 25, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0679, $0.0689 and $0.0817, respectively, for the 28-day accrual period ended June 25, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended June 30, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 102 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and New York tax rate of 48.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable

OPPENHEIMER ROCHESTER FUND MUNICIPALS	13

as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	15

Fund Expenses  Continued

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Class A	$1,000.00	$972.80	$4.17
Class B	1,000.00	968.90	8.73
Class C	1,000.00	968.60	8.39
Class Y	1,000.00	973.40	3.54

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.30	4.27
Class B	1,000.00	1,015.84	8.94
Class C	1,000.00	1,016.09	8.59
Class Y	1,000.00	1,020.94	3.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Class A	0.86%
Class B	1.77
Class C	1.72
Class Y	0.73

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16	OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS    June 28, 2013* / (Unaudited)

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—109.2%
New York—78.9%
$ 1,035,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.375%		12/01/2024	$1,054,054
1,700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625		12/01/2034	1,715,827
605,000	Albany County, NY IDA (Wildwood Programs)	4.900		07/01/2021	576,275
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375		07/01/2026	1,623,378
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625		07/01/2031	1,390,008
8,165,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875		07/01/2041	8,609,666
1,420,000	Albany, NY Hsg. Authority (Lark Drive)	5.500		12/01/2028	1,421,463
645,000	Albany, NY IDA (Albany Rehabilitation)	8.375		06/01/2023	645,000
3,125,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2027	3,004,469
1,350,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2032	1,244,781
900,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2037	804,501
900,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000		05/01/2025	134,775
850,000	Albany, NY IDA (Sage Colleges)[1]	5.250		04/01/2019	838,738
1,760,000	Albany, NY IDA (Sage Colleges)[1]	5.300		04/01/2029	1,571,011
70,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.250		11/15/2032	72,527
1,770,000	Albany, NY Parking Authority	7.052	[3]	11/01/2017	1,444,249
345,000	Amherst, NY IDA (Asbury Pointe)	5.800		02/01/2015	345,473
45,000	Amherst, NY IDA (Asbury Pointe)	6.000		02/01/2023	45,015
3,000,000	Amherst, NY IDA (Asbury Pointe)	6.000		02/01/2029	2,999,820
5,200,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200		01/01/2040	4,574,544
660,000	Blauvelt, NY Volunteer Fire Company	6.250		10/15/2017	659,967
2,735,000	Brookhaven, NY IDA (Enecon Corp.)	6.300		11/01/2033	2,555,283
1,805,000	Brookhaven, NY IDA (Stony Brook Foundation)	6.500		11/01/2020	1,814,693
95,000	Broome County, NY IDA (University Plaza)	5.000		08/01/2025	90,356
3,030,000	Broome County, NY IDA (University Plaza)	5.000		08/01/2036	2,653,795
1,000,000	Broome County, NY IDA (University Plaza)	5.100		08/01/2030	918,580
1,250,000	Broome County, NY IDA (University Plaza)	5.100		08/01/2036	1,110,313
3,000,000	Broome County, NY IDA (University Plaza)	5.200		08/01/2030	2,787,840
4,450,000	Broome County, NY IDA (University Plaza)	5.200		08/01/2036	4,007,937
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375		10/01/2041	1,893,068
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000		10/01/2031	984,396
860,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000		08/01/2032	880,150

OPPENHEIMER ROCHESTER FUND MUNICIPALS	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 3,000,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750%		11/01/2030	$2,855,970
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[1]	5.000		05/01/2040	1,038,050
1,105,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.450		09/15/2019	1,105,575
8,160,000	Cayuga County, NY COP (Auburn Memorial Hospital)	6.000		01/01/2021	8,170,771
95,000	Chautauqua, NY Utility District[1]	5.000		06/01/2023	98,987
105,000	Chautauqua, NY Utility District[1]	5.000		06/01/2025	108,530
870,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	4.850		07/01/2023	895,830
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	5.000		07/01/2033	1,534,559
1,705,000	Clifton Springs, NY Hospital & Clinic	8.000		01/01/2020	1,658,488
25,000	Cohoes, NY GO	6.250		03/15/2014	25,095
25,000	Cohoes, NY GO	6.250		03/15/2015	25,096
25,000	Cohoes, NY GO1	6.250		03/15/2016	25,089
490,000	Columbia County, NY IDA (Berkshire Farms)	7.500		12/30/2014	485,546
3,300,000	Corinth, NY IDA (International Paper Company)[1]	5.750		02/01/2022	3,303,036
7,000,000	Dutchess County, NY IDA (Bard College)[1]	5.000		08/01/2046	6,940,430
2,200,000	Dutchess County, NY IDA (Elant Fishkill)	5.250		01/01/2037	1,910,150
800,000	Dutchess County, NY IDA (St. Francis Hospital)	7.500		03/01/2029	813,152
650,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750		07/01/2040	703,443
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.400	[3]	06/01/2027	581,620
2,135,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)	6.750		03/01/2030	2,135,320
2,460,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500		08/01/2033	2,311,883
2,875,000	Elmira, NY Hsg. Authority (Eastgate Apartments)	6.250		06/01/2044	2,496,909
1,735,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	1,879,647
1,465,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	1,582,024
865,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	929,884
7,050,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	7,353,714
2,950,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	3,013,868
715,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	715,608
25,330,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	20,656,868

18	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 72,595,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000%		06/01/2045	$57,166,385
93,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.140	[3]	06/01/2047	3,126,660
135,450,000	Erie County, NY Tobacco Asset Securitization Corp.	6.488	[3]	06/01/2050	3,078,779
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.196	[3]	06/01/2055	1,737,042
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.650	[3]	06/01/2060	4,249,600
1,410,000	Essex County, NY IDA (International Paper Company)[1]	4.600		03/01/2027	1,372,226
2,300,000	Essex County, NY IDA (International Paper Company)[1]	6.450		11/15/2023	2,303,335
1,500,000	Essex County, NY IDA (International Paper Company)[1]	6.625		09/01/2032	1,640,520
975,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	1,005,245
320,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	330,170
1,235,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	1,255,649
410,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	417,081
1,100,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	1,102,563
220,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.200		03/01/2028	221,859
1,850,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500		08/15/2022	1,850,703
1,625,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500		10/01/2026	1,626,024
185,000	Fishkill, NY GO1	5.000		04/15/2029	187,044
900,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	915,543
100,000	Glens Falls, NY GO1	6.000		02/01/2040	108,746
960,000	Green Island, NY Power Authority[1]	5.125		12/15/2024	911,654
1,865,000	Green Island, NY Power Authority[1]	6.000		12/15/2020	1,888,406
1,695,000	Green Island, NY Power Authority[1]	6.000		12/15/2025	1,708,340
1,945,000	Hempstead, NY IDA (Adelphi University)[1]	5.000		10/01/2030	2,049,077
3,665,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	3,363,774
5,150,000	Hempstead, NY IDA (South Shore Y JCC)	6.750		11/01/2024	5,150,000
815,000	Herkimer County, NY IDA (Folts Adult Home)	5.500		03/20/2040	905,180
1,000,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250		08/01/2034	1,000,640
4,840,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	4,893,676

OPPENHEIMER ROCHESTER FUND MUNICIPALS	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 34,450,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750%	02/15/2047	$37,849,526
90,000	Huntington, NY Hsg. Authority (GJSR)	5.875	05/01/2019	90,094
840,000	Huntington, NY Hsg. Authority (GJSR)	6.000	05/01/2029	840,244
8,500,000	Huntington, NY Hsg. Authority (GJSR)	6.000	05/01/2039	8,500,085
9,695,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250	12/01/2031	8,948,873
1,125,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250	12/01/2031	1,054,316
3,400,000	L.I., NY Power Authority, Series A1	5.000	05/01/2036	3,527,024
32,235,000	L.I., NY Power Authority, Series A1	5.000	09/01/2037	33,189,156
26,395,000	L.I., NY Power Authority, Series A1	5.000	05/01/2038	27,152,009
23,515,000	L.I., NY Power Authority, Series A1	5.000	09/01/2042	24,051,847
9,800,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	10,965,318
7,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2029	7,416,850
65,000	L.I., NY Power Authority, Series B1	5.000	12/01/2035	66,736
1,900,000	L.I., NY Power Authority, Series B1	5.750	04/01/2033	2,147,779
300,000	L.I., NY Power Authority, Series C1	5.000	09/01/2033	301,659
100,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2033	99,632
5,300,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2040	5,121,019
850,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2028	840,718
1,100,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2032	1,056,385
1,320,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.300	02/01/2021	1,320,739
5,500,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.350	02/01/2031	5,501,265
570,000	Middletown, NY IDA (Flanagan Design & Display)[2]	7.500	11/01/2018	421,834
50,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.750	05/01/2023	50,024
860,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.875	05/01/2033	860,034
2,420,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)	6.500	12/01/2042	2,327,992
2,345,000	Monroe County, NY IDA (Summit at Brighton)	5.375	07/01/2032	1,796,200
3,660,000	Monroe County, NY IDA (Summit at Brighton)	5.500	07/01/2027	3,054,197
530,000	Monroe County, NY IDA (Volunteers of America)	5.700	08/01/2018	515,287
2,765,000	Monroe County, NY IDA (Volunteers of America)	5.750	08/01/2028	2,551,044
850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	886,737

20	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 50,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000%		10/01/2031	$50,104
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	509,010
1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	1,903,038
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	918,408
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	1,590,516
15,100,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.750		08/15/2035	16,759,339
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[3]	06/01/2061	2,671,500
580,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	582,946
2,265,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	2,249,032
600,000	Mount Vernon, NY IDA (Kings Court)[1]	5.200		12/01/2033	608,094
1,655,000	Mount Vernon, NY IDA (Meadowview)	6.150		06/01/2019	1,656,423
2,600,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	2,600,468
802,824	Municipal Assistance Corp. for Troy, NY	5.733	[3]	07/15/2021	629,013
1,218,573	Municipal Assistance Corp. for Troy, NY	5.741	[3]	01/15/2022	927,115
560,000	Nassau County, NY IDA (ACDS)	5.950		11/01/2022	532,230
195,000	Nassau County, NY IDA (ALIA-ACDS)	7.500		06/01/2015	195,419
2,405,000	Nassau County, NY IDA (ALIA-ACLD)	6.250		09/01/2022	2,336,361
400,000	Nassau County, NY IDA (ALIA-HH)	7.125		06/01/2017	402,216
310,000	Nassau County, NY IDA (ALIA-HHS)	7.125		06/01/2017	311,717
25,000	Nassau County, NY IDA (ALIA-LVH)	7.500		06/01/2015	25,054
7,765,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	4,385,439
145,000	Nassau County, NY IDA (CNGCS)	7.500		06/01/2015	145,312
2,245,000	Nassau County, NY IDA (CNGCS)	8.150		06/01/2030	2,247,110
4,180,000	Nassau County, NY IDA (CSMR)	5.950		11/01/2022	3,972,714
525,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	5.950		11/01/2022	498,965
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	1,525,723
3,150,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)[1]	5.250		06/01/2027	3,158,631
575,000	Nassau County, NY IDA (Life’s WORCA)	5.950		11/01/2022	546,486
3,385,000	Nassau County, NY IDA (Little Village School)	7.500		12/01/2031	3,393,767
3,535,000	Nassau County, NY IDA (New York Water Service Corp.)[1]	5.000		12/01/2035	3,594,317

OPPENHEIMER ROCHESTER FUND MUNICIPALS	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 1,810,000	Nassau County, NY IDA (North Shore CFGA)	6.750%		05/01/2024	$1,807,448
985,000	Nassau County, NY IDA (PLUS Group Home)	6.150		11/01/2022	949,639
680,000	Nassau County, NY IDA (United Cerebral Palsy)	6.250		11/01/2014	673,560
645,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	592,826
460,000	Nassau County, NY IDA, Series A-A	6.000		07/02/2021	442,870
5,300,000	Nassau County, NY IDA, Series A-B	6.000		07/01/2021	5,102,628
515,000	Nassau County, NY IDA, Series A-C	6.000		07/01/2021	495,821
575,000	Nassau County, NY IDA, Series A-D	6.000		07/01/2021	553,587
2,400,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)[4]	5.000		07/01/2032	2,398,536
4,490,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)[1]	5.000		07/01/2037	4,431,271
122,875,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	98,411,816
9,000,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.250		06/01/2026	8,487,360
20,000,000	Nassau County, NY Tobacco Settlement Corp.	5.820	[3]	06/01/2046	685,000
105,975,000	Nassau County, NY Tobacco Settlement Corp.	6.221	[3]	06/01/2046	3,366,826
1,055,215,000	Nassau County, NY Tobacco Settlement Corp.	6.537	[3]	06/01/2060	5,307,731
40,000,000	Nassau County, NY Tobacco Settlement Corp.	7.351	[3]	06/01/2060	166,000
22,780,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	18,711,720
3,670,000	New Rochelle, NY IDA (Soundview Apartments)[1]	5.375		04/01/2036	3,751,437
1,800,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	1,814,256
20,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	5.750		05/15/2022	19,834
1,480,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	1,446,167
6,295,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2040	5,906,410
125,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	127,256
500,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2035	491,485
850,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2042	846,082
385,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000		04/01/2028	358,131
2,025,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.625		04/01/2029	2,047,478
2,470,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)	7.375		12/15/2021	2,936,287
5,185,000	NY Counties Tobacco Trust I1	6.250		06/01/2028	5,135,120
6,245,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	5,998,323

22	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 19,230,000	NY Counties Tobacco Trust I1	6.625%		06/01/2042	$19,045,392
29,835,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	28,760,343
53,880,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	54,954,367
245,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	245,875
7,000,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	5,820,990
131,335,000	NY Counties Tobacco Trust IV	5.920	[3]	06/01/2050	2,995,751
304,690,000	NY Counties Tobacco Trust IV	6.395	[3]	06/01/2055	4,101,127
608,700,000	NY Counties Tobacco Trust IV	6.816	[3]	06/01/2060	2,526,105
52,535,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	42,575,940
38,275,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	30,651,003
82,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250		06/01/2041	76,321,575
236,140,000	NY Counties Tobacco Trust V	6.070	[3]	06/01/2038	18,359,885
598,653,613	NY Counties Tobacco Trust V	6.210	[3]	06/01/2050	14,858,583
643,195,000	NY Counties Tobacco Trust V	6.850	[3]	06/01/2055	7,094,441
3,845,000,000	NY Counties Tobacco Trust V	7.846	[3]	06/01/2060	15,956,750
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[5]	5.125		01/15/2044	15,760,500
62,345,000	NY Liberty Devel. Corp. (Bank of America Tower)[5]	5.625		01/15/2046	67,382,880
6,105,000	NY Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250		10/01/2035	6,529,847
2,199,995	NY Liberty Devel. Corp. (National Sports Museum)[2]	6.125		02/15/2019	22
6,510,000	NY MTA, Series 2008C1	6.500		11/15/2028	7,693,518
500,000	NY MTA, Series A1	5.000		11/15/2026	545,795
500,000	NY MTA, Series A1	5.000		11/15/2027	540,565
3,400,000	NY MTA, Series A1	5.000		11/15/2029	3,609,474
340,000	NY MTA, Series A1	5.000		11/15/2032	344,342
23,800,000	NY MTA, Series A1	5.000		11/15/2038	24,605,154
4,250,000	NY MTA, Series A1	5.000		11/15/2041	4,363,943
3,865,000	NY MTA, Series A1	5.000		11/15/2043	3,977,162
6,800,000	NY MTA, Series A1	5.250		11/15/2038	7,118,580
10,000,000	NY MTA, Series B1	5.000		11/15/2043	10,290,200
16,745,000	NY MTA, Series B-2[1]	5.000		11/15/2033	18,025,490
230,000	NY MTA, Series C1	5.000		11/15/2031	242,673
4,000,000	NY MTA, Series C1	5.000		11/15/2038	4,135,320
21,400,000	NY MTA, Series D1	5.000		11/15/2027	23,223,066
27,675,000	NY MTA, Series D1	5.000		11/15/2030	29,419,909
2,150,000	NY MTA, Series D1	5.000		11/15/2032	2,251,545
15,395,000	NY MTA, Series D1	5.000		11/15/2036	15,883,329
33,690,000	NY MTA, Series D1	5.250		11/15/2040	35,260,291

OPPENHEIMER ROCHESTER FUND MUNICIPALS	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 8,000,000	NY MTA, Series D-1[1]	5.000%		11/01/2027	$8,711,360
3,500,000	NY MTA, Series D-1[1]	5.000		11/01/2028	3,778,915
1,500,000	NY MTA, Series E	5.000		11/15/2042	1,542,915
9,220,000	NY MTA, Series F1	5.000		11/15/2026	10,150,851
9,000,000	NY MTA, Series F1	5.000		11/15/2027	9,802,530
56,970,000	NY MTA, Series F1	5.000		11/15/2030	60,561,959
3,000,000	NY MTA, Series H1	5.000		11/15/2025	3,336,480
2,100,000	NY MTA, Series H1	5.000		11/15/2033	2,195,886
1,700,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2029	1,857,879
2,100,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2030	2,302,419
1,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2031	1,635,915
150,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2032	152,717
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2034	1,075,100
6,470,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2037	6,739,411
13,950,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2026	13,058,735
250,510,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	210,235,507
322,515,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	261,262,951
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250		11/01/2042	5,002,350
35,590,000	NYC GO1	4.950	[6]	12/15/2033	36,330,628
15,000	NYC GO	5.000		06/01/2020	16,283
25,000	NYC GO1	5.000		10/15/2027	25,354
39,990,000	NYC GO1	5.000		08/01/2028	44,256,533
3,000,000	NYC GO1	5.000		08/01/2029	3,279,300
5,000,000	NYC GO1	5.000		08/01/2029	5,443,800
24,700,000	NYC GO1	5.000		08/01/2029	27,104,792
2,500,000	NYC GO1	5.000		10/01/2029	2,736,250
10,920,000	NYC GO5	5.000		08/01/2030	11,559,584
4,000,000	NYC GO1	5.000		08/01/2030	4,343,520
2,250,000	NYC GO1	5.000		10/01/2030	2,446,133
9,760,000	NYC GO1	5.000		08/01/2031	10,611,853
8,000,000	NYC GO1	5.000		10/01/2031	8,677,920
5,135,000	NYC GO1	5.000		10/01/2032	5,545,235
4,250,000	NYC GO1	5.000		03/01/2033	4,584,433
155,000	NYC GO	5.000		10/15/2033	157,193
9,265,000	NYC GO5	5.000		12/01/2033	9,679,915
10,000,000	NYC GO1	5.000		10/01/2034	10,653,400
8,915,000	NYC GO5	5.000		03/01/2035	9,333,805
5,000	NYC GO	5.000		04/01/2035	5,398

24	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 70,000	NYC GO1	5.000%		04/01/2035	$73,429
5,400,000	NYC GO5	5.000		08/01/2035	5,705,694
3,800,000	NYC GO1	5.000		08/01/2035	4,030,660
4,405,000	NYC GO1	5.000		05/15/2036	4,731,234
20,000,000	NYC GO5	5.250		03/01/2021	23,070,000
240,000	NYC GO1	5.250		06/01/2027	240,730
5,000	NYC GO1	5.250		01/15/2033	5,016
20,000	NYC GO1	5.320		01/15/2028	20,062
5,000	NYC GO1	5.375		12/01/2026	5,021
395,000	NYC GO1	5.375		06/01/2032	396,280
40,000	NYC GO1	5.500		08/01/2022	40,131
5,000	NYC GO1	5.500		12/01/2031	5,017
15,000	NYC GO1	5.500		11/15/2037	15,050
5,000	NYC GO1	5.950		08/01/2014	5,022
2,000,000	NYC GO1	6.250		12/15/2031	2,336,460
5,000	NYC GO1	7.250		08/15/2024	5,023
5,000	NYC GO1	7.750		08/15/2028	5,040
1,475,000	NYC GO ROLs[7]	18.393	[8]	05/15/2031	1,996,088
5,395,000	NYC GO ROLs[7]	18.404	[8]	05/15/2036	6,993,215
875,000	NYC GO ROLs[7]	18.408	[8]	05/15/2033	1,152,095
890,000	NYC HDC (Multifamily Hsg.)[1]	4.950		11/01/2039	917,234
780,000	NYC HDC (Multifamily Hsg.)[1]	5.000		11/01/2030	798,712
3,500,000	NYC HDC (Multifamily Hsg.)[5]	5.000		11/01/2037	3,544,240
4,685,000	NYC HDC (Multifamily Hsg.)[5]	5.050		11/01/2039	4,744,998
2,435,000	NYC HDC (Multifamily Hsg.)[5]	5.100		11/01/2027	2,540,240
3,000,000	NYC HDC (Multifamily Hsg.)[5]	5.125		11/01/2032	3,092,250
5,100,000	NYC HDC (Multifamily Hsg.)	5.150		11/01/2037	5,390,139
1,675,000	NYC HDC (Multifamily Hsg.)[1]	5.200		11/01/2035	1,713,475
8,035,000	NYC HDC (Multifamily Hsg.)[5]	5.200		11/01/2040	8,259,398
14,110,000	NYC HDC (Multifamily Hsg.)[5]	5.250		11/01/2030	14,252,024
7,205,000	NYC HDC (Multifamily Hsg.)[1]	5.250		11/01/2045	7,389,016
5,140,000	NYC HDC (Multifamily Hsg.)[1]	5.350		11/01/2037	5,328,381
1,215,000	NYC HDC (Multifamily Hsg.)[1]	5.350		05/01/2041	1,259,311
3,735,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2040	3,880,740
2,670,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2046	2,713,067
3,090,000	NYC HDC (Multifamily Hsg.)[5]	5.500		11/01/2034	3,281,828
2,840,000	NYC HDC (Multifamily Hsg.)[5]	5.550		11/01/2039	3,010,968
25,000	NYC HDC (Multifamily Hsg.)[1]	5.550		11/01/2039	26,505

OPPENHEIMER ROCHESTER FUND MUNICIPALS	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 10,910,000	NYC HDC (Multifamily Hsg.)[5]	5.700%	11/01/2046	$11,592,937
70,000	NYC HDC (Multifamily Hsg.), Series A1	5.500	11/01/2034	70,379
30,000,000	NYC HDC (Multifamily Hsg.), Series B5	5.350	05/01/2049	30,879,112
11,250,000	NYC HDC (Multifamily Hsg.), Series C5	5.050	11/01/2036	11,414,335
8,365,000	NYC HDC (Multifamily Hsg.), Series C5	5.125	05/01/2040	8,497,046
13,180,000	NYC HDC (Multifamily Hsg.), Series G-1[5]	4.875	11/01/2039	13,372,528
1,345,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.200	11/01/2038	1,358,880
3,400,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.250	05/01/2046	3,431,382
15,510,000	NYC HDC (Multifamily Hsg.), Series I-2[5]	5.200	11/01/2038	15,736,563
30,000	NYC HDC, Series B-2[1]	5.300	05/01/2036	30,170
2,750,000	NYC HDC, Series C5	5.000	11/01/2026	2,822,215
85,000	NYC IDA (Allied Metal)	6.375	12/01/2014	84,375
940,000	NYC IDA (Allied Metal)	7.125	12/01/2027	914,883
2,335,000	NYC IDA (Amboy Properties)	6.750	06/01/2020	2,169,449
2,905,000	NYC IDA (American Airlines)[2]	5.400	07/01/2019	3,195,500
32,580,000	NYC IDA (American Airlines)[2]	5.400	07/01/2020	35,838,000
30,810,000	NYC IDA (American Airlines)[2]	6.900	08/01/2024	33,891,000
540,000	NYC IDA (American Airlines)	7.500	08/01/2016	568,264
18,200,000	NYC IDA (American Airlines)	7.625	08/01/2025	20,693,946
59,350,000	NYC IDA (American Airlines)	7.750	08/01/2031	67,548,609
39,860,000	NYC IDA (American Airlines)	8.000	08/01/2028	45,758,084
338,060,000	NYC IDA (American Airlines)	8.500	08/01/2028	371,764,582
3,530,000	NYC IDA (American National Red Cross)	5.000	02/01/2036	3,429,783
3,115,000	NYC IDA (Atlantic Paste & Glue Company)	6.625	11/01/2019	3,122,601
675,000	NYC IDA (Atlantic Veal & Lamb)	8.375	12/01/2016	671,848
1,015,000	NYC IDA (Bark Frameworks)	6.750	11/01/2019	983,190
5,500,000	NYC IDA (Beth Abraham Health Services)	6.500	02/15/2022	5,685,405
1,035,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2027	1,070,190
4,220,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2034	4,342,042
97,130,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650	10/01/2028	76,807,490
153,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750	10/01/2036	115,122,828
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200	10/01/2022	19,836,104
16,205,000	NYC IDA (Calhoun School)	6.625	12/01/2034	16,724,694
4,145,000	NYC IDA (Calhoun School)	6.625	12/01/2034	4,327,795
2,895,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	2,936,746

26	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 14,400,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375%	08/01/2027	$12,808,944
3,400,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	3,024,334
18,000,000	NYC IDA (Chapin School)	5.000	11/01/2038	17,080,380
1,490,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	1,534,462
3,145,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	3,145,409
3,520,000	NYC IDA (Comprehensive Care Management)	6.375	11/01/2028	3,529,363
1,395,000	NYC IDA (Comprehensive Care Management)	6.375	11/01/2028	1,398,474
875,000	NYC IDA (Comprehensive Care Management)	7.875	12/01/2016	875,796
1,150,000	NYC IDA (Cool Wind Ventilation)	5.450	11/01/2017	1,122,170
1,035,000	NYC IDA (Cool Wind Ventilation)	5.450	11/01/2017	1,009,953
5,685,000	NYC IDA (Cool Wind Ventilation)	6.075	11/01/2027	5,212,406
5,500,000	NYC IDA (Family Support Systems)[2]	7.500	11/01/2034	2,749,725
490,000	NYC IDA (Good Shepherd Services)[1]	5.875	06/01/2014	491,034
2,670,000	NYC IDA (Gourmet Boutique)	5.750	05/01/2021	1,990,779
7,290,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	6,539,859
1,745,000	NYC IDA (Herbert G. Birch Childhood Project)	8.375	02/01/2022	1,748,891
700,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	700,266
1,240,000	NYC IDA (Liberty-IAC/Interactive Corp.)[1]	5.000	09/01/2035	1,240,546
1,920,000	NYC IDA (Little Red Schoolhouse)	6.750	11/01/2018	1,924,877
3,745,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	3,652,686
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,900,192
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	9,200,140
15,560,000	NYC IDA (MediSys Health Network)	6.250	03/15/2024	13,746,482
8,405,000	NYC IDA (Metro Biofuels)[2]	6.000	11/01/2028	4,053,143
2,095,000	NYC IDA (Metropolitan College of New York)	5.750	03/01/2020	2,146,537
40,000,000	NYC IDA (NYU)[5]	5.250	07/01/2048	42,354,056
2,935,000	NYC IDA (Petrocelli Electric)	8.000	11/01/2017	2,785,403
805,000	NYC IDA (Petrocelli Electric)	8.000	11/01/2018	759,703
1,750,000	NYC IDA (PSCH)	6.375	07/01/2033	1,723,383
6,800,000	NYC IDA (Reece School)	7.500	12/01/2037	7,169,988
1,000,000	NYC IDA (Roundabout Theatre)	5.000	10/01/2023	931,380
3,125,000	NYC IDA (Sahadi Fine Foods)	6.750	11/01/2019	3,049,281
200,000	NYC IDA (Samaritan Aids Services)[1]	5.000	11/01/2024	200,312
875,000	NYC IDA (SFTU/YAI/CRV Obligated Group)	5.000	07/01/2026	757,120
4,380,000	NYC IDA (Showman Fabricators)	7.500	11/01/2028	3,525,988
1,625,000	NYC IDA (Special Needs Facilities Pooled Program)	4.750	07/01/2020	1,515,524
995,000	NYC IDA (Special Needs Facilities Pooled Program)	5.250	07/01/2022	901,281

OPPENHEIMER ROCHESTER FUND MUNICIPALS	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 600,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650%	07/01/2023	$600,978
405,000	NYC IDA (Special Needs Facilities Pooled Program)	7.875	08/01/2025	405,093
475,000	NYC IDA (St. Francis College)[1]	5.000	10/01/2034	478,392
5,760,000	NYC IDA (Stallion)	5.500	11/01/2036	4,883,904
955,000	NYC IDA (Stallion)	6.000	11/01/2027	893,250
225,000	NYC IDA (Streamline Plastics)	7.750	12/01/2015	225,020
1,275,000	NYC IDA (Streamline Plastics)	8.125	12/01/2025	1,270,193
6,808,500	NYC IDA (Studio School)[2]	7.000	11/01/2038	4,224,266
605,000	NYC IDA (Surprise Plastics)[2]	7.500	11/01/2013	555,596
2,480,000	NYC IDA (Surprise Plastics)[2]	8.500	11/01/2023	2,046,223
1,500,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2021	1,619,010
380,000	NYC IDA (The Bank Street College)	5.250	12/01/2021	382,584
1,000,000	NYC IDA (The Bank Street College)	5.250	12/01/2030	1,001,520
8,800,000	NYC IDA (The Child School)	7.550	06/01/2033	8,870,488
3,655,000	NYC IDA (Therapy & Learning Center)	8.250	09/01/2031	3,661,506
8,610,000	NYC IDA (Tides Two Rivers Foundation)	5.650	12/01/2039	6,463,269
9,580,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC/AeL Obligated Group)[1]	5.000	07/01/2028	9,539,956
32,040,000	NYC IDA (Unicef)	5.300	11/01/2038	30,784,352
10,000,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)[1]	5.000	07/01/2034	10,678,000
3,640,000	NYC IDA (Urban Resource Institute)	7.375	11/01/2033	3,493,672
6,700,000	NYC IDA (Visy Paper)	7.800	01/01/2016	6,707,437
70,500,000	NYC IDA (Visy Paper)	7.950	01/01/2028	70,518,330
1,930,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	1,061,404
1,335,000	NYC IDA (W & W Jewelers)	8.250	02/01/2021	1,338,605
5,930,000	NYC IDA (Weizmann Institute)	5.900	11/01/2034	5,741,545
2,900,000	NYC IDA (Weizmann Institute)	5.900	11/01/2034	2,807,838
1,125,000	NYC IDA (World Casing Corp.)	6.700	11/01/2019	1,087,054
100,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2031	100,957
70,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2036	70,362
36,110,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2046	36,253,718
16,500,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	19,550,520
24,270,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	22,251,950
1,220,000	NYC IDA (YMCA of Greater New York)[1]	5.000	08/01/2036	1,239,837
25,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2024	26,445
7,500,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	7,858,275
8,950,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	9,550,814
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2032	10,753,800

28	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 20,000	NYC Municipal Water Finance Authority[1]	5.000%	06/15/2035	$20,917
280,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	287,812
3,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	3,234,270
20,995,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	21,761,318
1,575,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	1,643,229
4,495,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2039	4,574,921
19,740,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2039	20,267,650
2,715,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2039	2,825,202
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2043	10,536,600
7,500,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2044	7,892,100
41,950,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2047	44,239,212
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2047	10,545,700
7,350,000	NYC Municipal Water Finance Authority[1]	5.250	06/15/2040	7,809,081
21,570,000	NYC Municipal Water Finance Authority[1]	5.375	06/15/2043	23,322,563
31,750,000	NYC Municipal Water Finance Authority[5]	5.500	06/15/2043	34,710,688
2,650,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	2,990,499
3,000,000	NYC Sales Tax Asset Receivables Corp., Series A1	5.000	10/15/2032	3,130,980
15,475,000	NYC Transitional Finance Authority[1]	5.000	11/01/2039	16,359,551
700,000	NYC Transitional Finance Authority[1]	5.125	01/15/2034	740,243
7,685,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2033	8,127,887
15,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2037	15,906,750
7,910,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2040	8,255,746
15,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250	07/15/2037	16,118,700
1,700,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	1,879,435
15,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2034	16,153,350
20,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	22,841,000
6,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)[1]	5.000	08/01/2033	6,519,960
1,845,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2035	1,906,549
850,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2027	899,912
850,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2028	892,755
430,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2029	446,744
430,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2030	443,205
4,000,000	NYS DA (Buena Vida Nursing Home)[1]	5.250	07/01/2028	4,055,920
500,000	NYS DA (Catholic Health System)[1]	5.000	07/01/2032	499,695
260,000	NYS DA (Catholic Health System)[1]	5.000	07/01/2032	259,841
3,335,000	NYS DA (CHSLI/GSHMC/MMC/SCHRC Obligated Group)[1]	5.000	07/01/2027	3,374,386
300,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2034	293,886

OPPENHEIMER ROCHESTER FUND MUNICIPALS	29

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 285,000	NYS DA (Fordham University)[1]	5.000%	07/01/2038	$299,615
5,300,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2031	5,453,382
5,700,000	NYS DA (Interagency Council)	7.000	07/01/2035	5,633,823
3,000,000	NYS DA (Iona College)[1]	5.000	07/01/2032	2,981,790
1,000,000	NYS DA (Jewish Board of Family and Children’s Services)[1]	5.000	07/01/2033	1,000,010
3,490,000	NYS DA (Manhattan College)	5.300	07/01/2037	3,509,335
18,230,000	NYS DA (Memorial Sloan-Kettering)[5]	5.000	07/01/2035	18,989,865
12,070,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2035	12,576,457
150,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2037	153,944
860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2029	887,666
135,000	NYS DA (New School University)[1]	5.000	07/01/2033	135,351
5,000,000	NYS DA (New School University)[1]	5.000	07/01/2041	5,001,100
1,000,000	NYS DA (New School University)[1]	5.750	07/01/2050	1,095,160
150,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2033	151,370
6,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2039	6,187,800
3,685,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2039	3,786,817
5,830,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2039	5,991,083
10,310,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2041	10,506,921
11,500,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.250	05/01/2034	12,013,705
23,075,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2036	23,770,942
2,000,000	NYS DA (NYU Hospitals Center)[1]	5.625	07/01/2037	2,068,720
6,035,000	NYS DA (Providence Rest)	5.000	07/01/2035	5,487,867
2,700,000	NYS DA (Providence Rest)	5.125	07/01/2030	2,577,582
3,100,000	NYS DA (Providence Rest)	5.250	07/01/2025	3,070,085
1,750,000	NYS DA (School District Bond Financing Program), Series C1	7.250	10/01/2028	2,122,960
2,645,000	NYS DA (School District Bond Financing Program), Series C1	7.375	10/01/2033	3,183,892
1,525,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	1,844,869
15,000	NYS DA (School District Financing)[1]	5.750	10/01/2018	15,062
1,895,000	NYS DA (SFH/GSHMC/MMC/SCHRC Obligated Group)[1]	5.100	07/01/2034	1,911,013
5,770,000	NYS DA (Smithtown Special Library District)[1]	6.000	07/01/2028	6,615,651
50,000	NYS DA (St. Barnabas Hospital)	5.125	02/01/2022	50,161
35,000	NYS DA (St. Barnabas Hospital)	5.450	08/01/2035	35,037
1,235,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	1,357,043
270,000	NYS DA (St. John’s University)[1]	5.000	07/01/2028	293,660

30	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 10,750,000	NYS DA (St. John’s University)[1]	5.000%		07/01/2030	$11,531,203
3,500,000	NYS DA (St. Joseph’s College)[1]	5.250		07/01/2035	3,524,430
49,200,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	51,397,272
1,575,000	NYS DA (St. Thomas Aquinas College)	5.250		07/01/2028	1,575,536
5,620,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2034	6,013,793
15,915,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2034	16,928,786
3,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2034	3,211,860
3,000,000	NYS DA (State University of New York)[1]	5.000		07/01/2035	3,153,450
3,000,000	NYS DA (State University of New York)[1]	5.000		07/01/2040	3,114,870
2,500,000	NYS DA (Teachers College)[1]	5.000		07/01/2034	2,644,875
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250		02/15/2035	5,805,186
4,395,000	NYS DA (The New School)[1]	5.000		07/01/2031	4,632,022
1,000,000	NYS DA (University of Rochester)[1]	0.000	[9]	07/01/2039	1,015,450
60,000	NYS DA (University of Rochester)[1]	5.000		07/01/2034	61,794
11,695,000	NYS DA (Vassar College)[5]	5.000		07/01/2046	12,103,248
3,105,000	NYS DA (Yeshiva University)[1]	5.000		11/01/2031	3,305,086
2,185,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2038	2,293,638
1,405,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2037	1,490,129
5,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.125		06/15/2038	5,458,300
430,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000		06/15/2034	443,713
250,000	NYS EFC (United Waterworks)	5.150		03/01/2034	250,675
25,000	NYS ERDA (Brooklyn Union Gas Company)[1]	4.700		02/01/2024	25,511
15,000	NYS ERDA (Brooklyn Union Gas Company)[1]	5.500		01/01/2021	15,056
7,000,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	12.371	[8]	04/01/2020	7,022,540
16,300,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	13.457	[8]	07/01/2026	16,448,656
350,000	NYS ERDA (LILCO)[1]	5.300		10/01/2024	352,401
150,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	150,477
95,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	95,302
1,350,000	NYS ERDA (Rochester Gas & Electric)[1]	0.240	[6]	08/01/2032	1,163,859
2,000,000	NYS HFA (Affordable Hsg.)[1]	5.000		11/01/2042	2,072,500
2,365,000	NYS HFA (Affordable Hsg.)[1]	5.250		11/01/2038	2,428,311
10,220,000	NYS HFA (Affordable Hsg.)[5]	5.450		11/01/2045	10,549,099
1,080,000	NYS HFA (Affordable Hsg.)[1]	6.450		11/01/2029	1,202,548
150,000	NYS HFA (Affordable Hsg.)	6.750		11/01/2038	174,525
1,485,000	NYS HFA (Children’s Rescue)	7.625		05/01/2018	1,484,748
935,000	NYS HFA (Friendship)[1]	5.100		08/15/2041	946,697

OPPENHEIMER ROCHESTER FUND MUNICIPALS	31

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 1,215,000	NYS HFA (Golden Age Apartments)[1]	5.000%		02/15/2037	$1,232,520
150,000	NYS HFA (Highland Avenue Senior Apartments)[1]	5.000		02/15/2039	152,429
120,000	NYS HFA (Horizons at Wawayanda)[1]	5.150		11/01/2040	124,475
3,660,000	NYS HFA (Multifamily Hsg.)[1]	4.850		02/15/2038	3,708,532
2,080,000	NYS HFA (Multifamily Hsg.)[1]	5.375		02/15/2035	2,081,498
2,075,000	NYS HFA (Multifamily Hsg.)[1]	5.500		08/15/2030	2,076,992
1,710,000	NYS HFA (Multifamily Hsg.)[1]	5.650		02/15/2034	1,711,659
2,120,000	NYS HFA (Multifamily Hsg.)[1]	5.700		08/15/2033	2,122,205
1,255,000	NYS HFA (Multifamily Hsg.)[1]	6.400		11/15/2027	1,257,410
385,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2013	387,191
470,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2014	470,000
495,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2015	497,589
535,000	NYS HFA (Nonprofit Hsg.)[1]	8.400		11/01/2016	537,573
590,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2017	592,714
630,000	NYS HFA (Nonprofit Hsg.)[1]	8.400		11/01/2018	632,734
1,250,000	NYS HFA (State Personal Income Tax Authority)[1]	5.000		03/15/2036	1,282,700
510,000	NYS LGSC (SCSB)	7.375		12/15/2016	513,177
910,000	NYS LGSC (SCSB)	7.750		12/15/2021	924,069
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000		11/15/2031	5,272,650
3,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000		11/15/2044	3,051,210
20,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750		11/15/2051	22,170,000
10,000,000	NYS Liberty Devel. Corp. (7 World Trade Center)[1]	5.000		09/15/2040	10,466,600
110,000	NYS Medcare (Hospital & Nursing Home)[1]	7.400		11/01/2016	110,580
40,000	NYS Medcare (Hospital & Nursing Home)[1]	9.375		11/01/2016	40,298
5,000,000	NYS Power Authority[1]	5.000		11/15/2038	5,341,800
5,540,000	NYS Thruway Authority[1]	5.000		04/01/2031	5,967,356
7,650,000	NYS Thruway Authority[1]	5.000		01/01/2032	8,157,272
50,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)	4.625		09/15/2030	47,105
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)	5.000		09/15/2035	790,882
350,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)	5.300		03/15/2019	342,689
1,060,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)	5.350		03/15/2029	973,737
1,185,000	Onondaga County, NY IDA (Free Library)[1]	5.125		03/01/2030	1,223,904
1,115,000	Onondaga County, NY IDA (Free Library)[1]	5.125		03/01/2037	1,136,486
545,000	Onondaga County, NY IDA Sewage Waste Facilities (Anheuser-Busch Companies)[1]	6.250		12/01/2034	545,850
42,834,598	Onondaga County, NY Res Rec	0.000	[9]	05/01/2022	37,803,246

32	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 13,570,000	Onondaga County, NY Res Rec	5.000%	05/01/2015	$13,265,489
1,540,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000	07/01/2042	1,509,939
3,465,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.250	12/01/2041	3,598,645
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	2,061,740
1,435,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2042	1,472,683
2,315,000	Orange County, NY IDA (Arden Hill Life Care Center)	7.000	08/01/2021	2,315,671
2,325,000	Orange County, NY IDA (Arden Hill Life Care Center)	7.000	08/01/2031	2,324,907
2,090,000	Orange County, NY IDA (Arden Hill Life Care Center)	7.000	08/01/2031	2,089,916
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2021	1,716,578
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	6,330,950
2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	2,235,335
10,910,000	Peekskill, NY IDA (Drum Hill)	6.375	10/01/2028	10,909,236
27,735,000	Port Authority NY/NJ (Continental Airlines)	9.125	12/01/2015	28,422,828
16,435,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	16,822,702
31,910,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	32,544,371
45,300,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2019	44,063,763
250,000	Port Authority NY/NJ, 131st Series[1]	4.750	06/15/2033	251,603
95,000	Port Authority NY/NJ, 132nd Series[1]	5.000	09/01/2038	96,473
250,000	Port Authority NY/NJ, 135th Series[1]	5.000	03/15/2039	254,393
33,025,000	Port Authority NY/NJ, 136th Series[5]	5.125	05/01/2034	34,198,758
5,050,000	Port Authority NY/NJ, 136th Series[1]	5.125	05/01/2034	5,229,376
19,175,000	Port Authority NY/NJ, 136th Series[5]	5.375	11/01/2028	19,890,651
22,855,000	Port Authority NY/NJ, 136th Series[5]	5.500	11/01/2029	23,734,196
26,000,000	Port Authority NY/NJ, 138th Series[5]	4.750	12/01/2034	26,269,100
27,255,000	Port Authority NY/NJ, 141st Series[5]	4.500	09/01/2029	27,526,337
47,910,000	Port Authority NY/NJ, 143rd Series[5]	5.000	10/01/2030	50,762,561
35,000	Port Authority NY/NJ, 143rd Series[1]	5.000	04/01/2036	35,766
17,500,000	Port Authority NY/NJ, 144th Series[1]	5.000	10/01/2035	18,975,950
12,840,000	Port Authority NY/NJ, 146th Series[5]	4.500	12/01/2034	12,867,566
10,000	Port Authority NY/NJ, 146th Series[1]	4.500	12/01/2034	10,022

OPPENHEIMER ROCHESTER FUND MUNICIPALS	33

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 26,100,000	Port Authority NY/NJ, 146th Series[5]	4.750%		12/01/2027	$26,776,199
10,000	Port Authority NY/NJ, 146th Series[1]	4.750		12/01/2027	10,262
13,005,000	Port Authority NY/NJ, 147th Series[5]	4.750		10/15/2028	13,201,757
17,790,000	Port Authority NY/NJ, 147th Series[5]	5.000		10/15/2027	18,796,363
20,000,000	Port Authority NY/NJ, 147th Series[5]	5.000		10/15/2032	20,879,560
82,000,000	Port Authority NY/NJ, 151st Series[5]	5.750		03/15/2035	90,671,155
15,000,000	Port Authority NY/NJ, 151st Series[5]	6.000		09/15/2028	16,752,450
101,940,000	Port Authority NY/NJ, 152nd Series[5]	5.250		11/01/2035	106,944,235
13,715,000	Port Authority NY/NJ, 152nd Series[5]	5.250		05/01/2038	14,314,538
22,500,000	Port Authority NY/NJ, 152nd Series[5]	5.750		11/01/2030	24,816,375
15,300,000	Port Authority NY/NJ, 161st Series[5]	5.000		10/15/2031	17,108,460
20,250,000	Port Authority NY/NJ, 163rd Series[5]	5.000		07/15/2039	21,444,143
21,515,000	Port Authority NY/NJ, 166th Series[5]	5.000		01/15/2041	22,646,426
15,000,000	Port Authority NY/NJ, 166th Series[5]	5.250		07/15/2036	16,508,250
400,000	Port Authority NY/NJ, 172nd Series[1]	5.000		10/01/2034	420,824
50,660,000	Port Authority NY/NJ, 37th Series[5]	5.250		07/15/2034	52,832,301
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	6.000		08/01/2032	2,757,480
2,525,000	Ramapo, NY Local Devel. Corp.[1]	5.000		03/15/2033	2,601,230
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375		12/01/2036	1,511,580
6,385,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625		06/01/2035	6,368,718
7,300,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	7,372,635
4,820,000	Rensselaer, NY City School District COP	5.000		06/01/2036	4,825,013
1,120,000	Riverhead, NY IDA (Michael Reilly Design)	8.875		08/01/2021	1,128,915
1,195,000	Rockland County, NY IDA (CRV/Rockland County Assoc. for the Learning Disabled Obligated Group)	4.900		07/01/2021	1,087,868
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	9,202,307
13,095,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	13,090,286
30,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.875	[3]	08/15/2045	1,107,900
486,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.668	[3]	08/15/2060	2,016,900
20,000	Sanford Town, NY GO	5.250		04/15/2015	21,135
20,000	Sanford Town, NY GO	5.250		04/15/2016	21,564
25,000	Sanford Town, NY GO	5.250		04/15/2017	26,789
25,000	Sanford Town, NY GO	5.250		04/15/2018	26,559
25,000	Sanford Town, NY GO	5.250		04/15/2019	26,420

34	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 25,000	Sanford Town, NY GO	5.250%	04/15/2020	$26,312
30,000	Sanford Town, NY GO	5.250	04/15/2021	31,376
30,000	Sanford Town, NY GO	5.250	04/15/2022	31,247
30,000	Sanford Town, NY GO	5.250	04/15/2023	31,121
30,000	Sanford Town, NY GO	5.250	04/15/2024	30,989
35,000	Sanford Town, NY GO	5.250	04/15/2025	36,002
35,000	Sanford Town, NY GO	5.250	04/15/2026	35,900
40,000	Sanford Town, NY GO	5.250	04/15/2027	40,957
40,000	Sanford Town, NY GO	5.250	04/15/2028	40,872
40,000	Sanford Town, NY GO	5.250	04/15/2029	40,830
45,000	Sanford Town, NY GO	5.250	04/15/2030	45,875
45,000	Sanford Town, NY GO	5.250	04/15/2031	45,827
50,000	Sanford Town, NY GO	5.250	04/15/2032	50,867
50,000	Sanford Town, NY GO	5.250	04/15/2033	50,828
55,000	Sanford Town, NY GO	5.250	04/15/2034	55,867
60,000	Sanford Town, NY GO	5.250	04/15/2035	60,883
60,000	Sanford Town, NY GO	5.250	04/15/2036	60,836
2,650,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000	10/01/2027	2,703,742
22,850,000	SONYMA, Series 106[5]	5.250	04/01/2034	22,861,666
28,260,000	SONYMA, Series 109[5]	4.950	10/01/2034	28,302,909
27,320,000	SONYMA, Series 116[1]	4.800	10/01/2034	28,239,864
9,510,000	SONYMA, Series 133[5]	5.050	10/01/2026	9,686,117
22,640,000	SONYMA, Series 137[5]	4.700	10/01/2031	22,876,797
13,430,000	SONYMA, Series 140[5]	4.750	10/01/2037	13,460,981
8,455,000	SONYMA, Series 143[5]	4.900	10/01/2037	8,565,410
3,965,000	SONYMA, Series 145[5]	5.125	10/01/2037	4,045,744
975,000	SONYMA, Series 145[1]	5.125	10/01/2037	994,861
1,955,000	SONYMA, Series 148[5]	5.150	10/01/2027	2,012,379
1,855,000	SONYMA, Series 148[5]	5.200	10/01/2032	1,889,336
410,000	SONYMA, Series 69[1]	5.500	10/01/2028	410,418
1,050,000	SONYMA, Series 71[5]	5.400	04/01/2029	1,051,224
35,000	SONYMA, Series 71[1]	5.400	04/01/2029	35,037
5,000	SONYMA, Series 71[1]	5.400	04/01/2029	5,004
430,000	SONYMA, Series 77[1]	5.150	04/01/2029	430,348
220,000	SONYMA, Series 79[5]	5.300	04/01/2029	220,230
1,510,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.000	09/01/2041	1,575,761

OPPENHEIMER ROCHESTER FUND MUNICIPALS	35

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 4,775,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.375%	09/01/2041	$5,101,610
520,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000	09/01/2034	585,312
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)	7.250	12/01/2029	3,609,426
1,980,000	St. Lawrence County, NY IDA (Edwards John Noble Hospital)	5.250	10/01/2020	2,117,887
5,440,000	St. Lawrence County, NY IDA (Edwards John Noble Hospital)	6.250	10/01/2040	5,620,118
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2030	1,380,403
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2031	1,455,744
11,850,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)[1]	5.000	07/01/2028	12,575,931
1,075,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)	6.000	12/01/2019	1,050,039
1,005,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)	6.750	06/01/2027	979,754
4,250,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375	12/01/2040	4,350,938
635,000	Suffolk County, NY IDA (ACLD)	6.000	12/01/2019	620,255
1,660,000	Suffolk County, NY IDA (ALIA-ACLD)	5.950	10/01/2021	1,590,695
80,000	Suffolk County, NY IDA (ALIA-ADD)	6.950	12/01/2014	80,146
215,000	Suffolk County, NY IDA (ALIA-ADD)	7.125	06/01/2017	216,191
105,000	Suffolk County, NY IDA (ALIA-ADD)	7.500	09/01/2015	105,495
845,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500	11/01/2037	776,648
2,300,000	Suffolk County, NY IDA (ALIA-DDI)	5.950	10/01/2021	2,251,677
645,000	Suffolk County, NY IDA (ALIA-FREE)	5.950	10/01/2021	618,071
460,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950	10/01/2021	440,795
665,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950	11/01/2022	632,023
355,000	Suffolk County, NY IDA (ALIA-IGHL)	6.000	10/01/2031	318,669
615,000	Suffolk County, NY IDA (ALIA-NYS ARC)	5.950	11/01/2022	584,502
275,000	Suffolk County, NY IDA (ALIA-NYS ARC)	7.500	09/01/2015	276,295
120,000	Suffolk County, NY IDA (ALIA-Pederson-Krag Center)	8.375	06/01/2016	121,111
215,000	Suffolk County, NY IDA (ALIA-SMCFS)	7.500	09/01/2015	216,013
190,000	Suffolk County, NY IDA (ALIA-Suffolk Hostels)	7.500	09/01/2015	190,771
1,545,000	Suffolk County, NY IDA (ALIA-UCPAGS)	5.950	10/01/2021	1,480,496
35,000	Suffolk County, NY IDA (ALIA-UCPAGS)	6.375	06/01/2014	35,046
290,000	Suffolk County, NY IDA (ALIA-UCPAGS)	6.950	12/01/2014	290,206
295,000	Suffolk County, NY IDA (ALIA-UCPAGS)	7.000	06/01/2016	295,988
140,000	Suffolk County, NY IDA (ALIA-UCPAGS)	7.500	09/01/2015	140,659

36	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 3,530,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500%	11/01/2037	$3,244,458
600,000	Suffolk County, NY IDA (ALIA-WORCA)	5.950	11/01/2022	570,246
440,000	Suffolk County, NY IDA (Catholic Charities)	6.000	10/01/2020	427,328
115,000	Suffolk County, NY IDA (DDI)	6.000	12/01/2019	112,330
375,000	Suffolk County, NY IDA (DDI)	6.000	10/01/2020	364,200
390,000	Suffolk County, NY IDA (DDI)	6.000	10/01/2020	378,768
560,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	497,073
2,600,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.375	01/01/2027	2,482,246
2,040,000	Suffolk County, NY IDA (Federation of Organizations)	8.125	04/01/2030	2,042,264
2,450,000	Suffolk County, NY IDA (Gurwin Jewish-Phase II)	6.700	05/01/2039	2,504,905
2,420,000	Suffolk County, NY IDA (Huntington First Aid Squad)	6.650	11/01/2017	2,422,444
170,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000	12/01/2019	166,053
815,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000	10/01/2020	791,528
5,600,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000	11/01/2028	5,731,880
4,065,000	Suffolk County, NY IDA (L.I. Network Community Services)	7.550	02/01/2034	4,254,673
7,680,000	Suffolk County, NY IDA (Medford Hamlet Assisted Living)	6.375	01/01/2039	7,061,683
1,865,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	1,869,252
635,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	635,076
2,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2026	2,020,620
26,425,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)	5.500	01/01/2023	25,459,431
4,800,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200	02/01/2035	4,434,384
2,365,000	Suffolk County, NY IDA (Pederson-Krager Center)	8.125	04/01/2030	2,365,922
930,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)	5.250	07/01/2022	842,403
2,290,000	Suffolk County, NY IDA (St. Vincent De Paul in the Diocese of Rockville Center)	8.000	04/01/2030	2,293,550
370,000	Suffolk County, NY IDA (Suffolk Hotels)	6.000	10/01/2020	359,344
1,240,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	6.000	12/01/2019	1,211,207
3,200,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	7.875	09/01/2041	3,287,648

OPPENHEIMER ROCHESTER FUND MUNICIPALS	37

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$ 645,000	Suffolk County, NY IDA (WORCA)	6.000%		10/01/2020	$626,424
10,080,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	9,426,312
29,915,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	25,785,533
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.625		06/01/2044	113,082,116
287,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[3]	06/01/2048	7,908,405
3,005,000	Sullivan County, NY Community College COP[2]	5.750		08/15/2025	2,567,682
6,442,500	Syracuse, NY Hsg. Authority (Loretto Sedgwick Heights Corp.)	8.500		11/01/2031	6,533,017
2,345,000	Syracuse, NY Hsg. Authority (Pavilion on James)	7.500		11/01/2042	2,134,630
203,935,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2036	198,824,389
1,000,000	Syracuse, NY IDA (Crouse Irving Health Hospital)	5.375		01/01/2023	1,000,170
5,585,000	Syracuse, NY IDA (James Square)	7.197	[3]	08/01/2025	2,561,337
615,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2021	598,469
2,050,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2031	1,915,807
1,700,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)[1]	5.000		07/01/2038	1,666,697
35,000	Tompkins, NY Health Care Corp. (Reconstruction Home)[1]	10.800		02/01/2028	35,984
2,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	2,118,440
185,000	Ulster County, NY Res Rec[1]	5.000		03/01/2020	193,257
3,180,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2040	2,941,023
1,925,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250		06/01/2025	1,924,885
3,005,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450		06/01/2040	2,805,708
3,550,000	Utica, NY IDA (Utica College Civic Facility)	6.850		12/01/2031	3,567,644
1,280,000	Warren & Washington Counties, NY IDA (GFH/GFHF Obligated Group)[1]	5.000		12/01/2035	1,281,370
1,385,000	Wayne County, NY IDA (ARC)	8.375		03/01/2018	1,386,011
20,000	Westchester County, NY GO1	5.375		12/15/2014	20,460
10,645,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	11,097,625
1,700,000	Westchester County, NY Healthcare Corp., Series B1	5.125		11/01/2041	1,748,688
1,215,000	Westchester County, NY IDA (Clearview School)	7.250		01/01/2035	1,219,848
1,300,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375		08/01/2024	1,341,912
755,000	Westchester County, NY IDA (JDAM)[1]	6.750		04/01/2016	757,937

38	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 3,400,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.000%	01/01/2028	$3,374,024
460,000	Westchester County, NY IDA (Lawrence Hospital)	5.125	01/01/2018	460,773
600,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2013	607,512
1,710,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2033	1,778,913
4,500,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	4,472,325
59,400,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125	06/01/2038	56,588,004
52,815,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125	06/01/2045	43,301,434
3,155,000	Yonkers, NY IDA (Hudson Scenic Studio)	6.625	11/01/2019	3,061,612
3,770,000	Yonkers, NY IDA (Michael Malotz Skilled Nursing Pavilion)[1]	5.650	02/01/2039	3,773,921
1,455,000	Yonkers, NY IDA (Philipsburgh Hall Associates)	7.500	11/01/2030	1,143,819
1,050,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2041	1,125,999
1,200,000	Yonkers, NY IDA (St. Joseph’s Hospital)	6.150	03/01/2015	1,200,852
460,000	Yonkers, NY IDA (St. Joseph’s Hospital)	8.500	12/30/2013	462,953
1,900,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-A	6.150	03/01/2015	1,901,349
500,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-B	6.150	03/01/2015	500,355
685,000	Yonkers, NY Parking Authority	6.000	06/15/2018	685,062
1,215,000	Yonkers, NY Parking Authority	6.000	06/15/2024	1,132,696
				6,099,251,534
U.S. Possessions—30.3%
825,000	Guam Education Financing Foundation COP[1]	5.000	10/01/2023	829,513
6,000,000	Guam GO1	6.750	11/15/2029	6,405,180
10,000,000	Guam GO1	7.000	11/15/2039	10,752,700
2,400,000	Guam Government Business Privilege[1]	5.000	01/01/2031	2,503,008
5,400,000	Guam Government Business Privilege[1]	5.250	01/01/2036	5,671,944
345,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750	09/01/2031	367,190
1,230,000	Guam Power Authority, Series A1	5.000	10/01/2023	1,365,521
1,560,000	Guam Power Authority, Series A1	5.000	10/01/2024	1,703,910
2,790,000	Guam Power Authority, Series A1	5.000	10/01/2030	2,918,145
3,540,000	Guam Power Authority, Series A1	5.000	10/01/2034	3,616,075
5,200,000	Guam Power Authority, Series A1	5.500	10/01/2030	5,515,276
7,700,000	Guam Power Authority, Series A1	5.500	10/01/2040	8,045,653
1,915,000	Northern Mariana Islands Commonwealth, Series A	5.000	10/01/2022	1,702,473
31,250,000	Northern Mariana Islands Commonwealth, Series A	5.000	06/01/2030	24,277,500
7,795,000	Northern Mariana Islands Ports Authority, Series A1	6.250	03/15/2028	5,568,280

OPPENHEIMER ROCHESTER FUND MUNICIPALS	39

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 15,130,000	Northern Mariana Islands Ports Authority, Series A1	6.600%		03/15/2028	$13,900,234
1,950,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000		07/01/2033	1,675,811
19,000,000	Puerto Rico Aqueduct & Sewer Authority[5]	5.125		07/01/2047	18,247,410
30,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.125		07/01/2047	28,811,700
10,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2024	9,529,700
1,580,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2029	1,454,564
3,360,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2042	2,884,694
16,250,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750		07/01/2037	15,113,313
80,800,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	78,359,840
101,270,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	97,685,042
5,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	4,823,000
15,350,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	14,584,342
55,825,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	57,249,096
56,685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	56,189,006
168,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.627	[3]	05/15/2050	12,330,830
745,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.165	[3]	05/15/2055	23,504,750
3,519,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[3]	05/15/2057	50,651,073
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.375	[3]	05/15/2057	32,586,800
2,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2033	1,762,440
29,890,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	27,034,011
3,315,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	2,998,252
2,200,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	2,069,474
2,920,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	2,700,241
14,500,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	13,312,450
2,500,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	2,281,150
10,230,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	9,297,842
43,385,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	38,817,861
5,000,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	4,622,300
1,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	963,140
7,850,000	Puerto Rico Commonwealth GO1	5.500		07/01/2029	7,511,901
76,300,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	71,760,913
38,095,000	Puerto Rico Commonwealth GO1	5.500		07/01/2039	34,901,496
3,205,000	Puerto Rico Commonwealth GO1	5.625		07/01/2033	3,055,294
5,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2028	4,916,200
30,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	28,817,700
10,455,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	9,872,970
770,000	Puerto Rico Commonwealth GO1	5.875		07/01/2036	751,505
1,270,000	Puerto Rico Commonwealth GO1	6.000		07/01/2028	1,283,640

40	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 1,000,000	Puerto Rico Commonwealth GO1	6.000%		07/01/2028	$1,005,040
2,700,000	Puerto Rico Commonwealth GO1	6.000		07/01/2035	2,701,674
390,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	386,451
3,670,000	Puerto Rico Commonwealth GO1	6.000		07/01/2040	3,636,053
6,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	6,128,220
5,675,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	5,827,941
10,105,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	9,611,270
510,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2024	485,510
3,550,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2037	3,167,559
60,000,000	Puerto Rico Electric Power Authority, Series UU1	0.710	[6]	07/01/2029	43,866,000
170,000	Puerto Rico Electric Power Authority, Series WW1	5.500		07/01/2038	162,233
9,515,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	8,652,275
4,845,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2030	4,398,485
4,945,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	4,441,698
4,000,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2029	3,772,480
270,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2020	270,743
8,980,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2033	7,913,356
1,840,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	1,550,936
1,120,000	Puerto Rico Highway & Transportation Authority, Series H1	5.450		07/01/2035	1,038,834
6,500,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2027	5,935,930
1,145,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	1,028,485
2,600,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2023	2,491,606
915,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2030	830,674
10,000	Puerto Rico Highway & Transportation Authority, Series M	5.000		07/01/2046	11,523
78,610,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2046	64,902,774
3,190,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2032	2,986,031
57,615,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	51,132,160
25,255,000	Puerto Rico Infrastructure[1]	5.000		07/01/2031	22,420,884
675,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	575,255
17,490,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	14,905,503

OPPENHEIMER ROCHESTER FUND MUNICIPALS	41

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 142,985,000	Puerto Rico Infrastructure[1]	5.000%		07/01/2041	$120,480,591
41,740,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	34,337,411
1,295,000	Puerto Rico Infrastructure[1]	5.500		07/01/2026	1,247,266
15,000,000	Puerto Rico Infrastructure[1]	5.500		07/01/2027	14,405,700
16,955,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	5,839,980
65,725,000	Puerto Rico Infrastructure	5.730	[3]	07/01/2045	6,822,912
25,000,000	Puerto Rico Infrastructure	5.800	[3]	07/01/2032	6,912,500
5,000,000	Puerto Rico Infrastructure[1]	6.000		12/15/2026	5,032,800
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,677,749
1,350,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	1,272,888
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	5,511,128
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	795,830
1,355,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		12/01/2021	1,357,629
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	1,087,092
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.500		12/01/2031	6,033,225
23,000,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	21,761,220
5,000,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250		07/01/2026	5,463,450
650,000	Puerto Rico ITEMECF (International American University)[1]	5.000		10/01/2031	641,524
550,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.600		05/01/2014	550,341
5,250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	5,154,450
7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	4,919,740
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	179,512
5,490,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2033	4,645,967
4,990,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	4,723,833
90,355,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	77,552,600
7,500,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2037	6,391,725
18,585,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	17,308,211
121,570,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	110,240,892
9,450,000	Puerto Rico Public Buildings Authority[1]	5.375		07/01/2033	8,705,246
850,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2037	777,172
2,110,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	1,949,176
1,980,000	Puerto Rico Public Buildings Authority[1]	5.875		07/01/2039	1,897,394
29,385,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041	28,799,357
1,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2021	1,568,160
7,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	7,679,700
8,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	8,325,840

42	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 7,500,000	Puerto Rico Public Buildings Authority[1]	6.750%		07/01/2036	$7,830,075
11,810,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	10,875,475
296,445,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	297,912,403
643,700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.401	[3]	08/01/2054	48,837,519
75,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2037	75,780
221,800,000	Puerto Rico Sales Tax Financing Corp., Series A	5.939	[3]	08/01/2056	14,352,678
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	[3]	08/01/2042	5,258,100
5,775,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	6,187,220
80,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.504	[3]	08/01/2043	13,157,600
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.250		08/01/2043	9,969,500
39,470,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[9]	08/01/2032	38,441,412
7,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250		08/01/2041	7,499,625
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.375		08/01/2036	4,022,040
95,245,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	98,482,887
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	1,516,236
250,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	260,050
4,525,000	University of Puerto Rico[1]	5.000		06/01/2026	4,142,230
5,280,000	University of Puerto Rico, Series P1	5.000		06/01/2030	4,561,656
24,375,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	21,058,781
67,190,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	56,238,661
7,390,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2032	7,661,065
590,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.000		10/01/2039	620,350
6,160,000	V.I. Public Finance Authority (Matching Fund Loan Notes)[1]	5.000		10/01/2032	6,385,949
750,000	V.I. Public Finance Authority, Series A1	5.250		10/01/2024	773,895
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.300	[3]	05/15/2035	1,419,135
1,015,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	984,520

					2,346,366,989

Total Municipal Bonds and Notes (Cost $9,134,893,273)					8,445,618,523

Shares
Common Stocks—0.1%
1,401	CMS Liquidating Trust[10] (Cost $4,483,200)				4,483,200
Total Investments, at Value (Cost $9,139,376,473)—109.3%					8,450,101,723
Liabilities in Excess of Other Assets—(9.3)					(721,616,059)

Net Assets—100.0%					$ 7,728,485,664

OPPENHEIMER ROCHESTER FUND MUNICIPALS	43

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments

*June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 28, 2013. See Note 1 of the accompanying Notes.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 1 of the accompanying Notes.

8. Represents the current interest rate for an inverse floating rate security. See Note 1 of the accompanying Notes.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
ADD	Aid to the Developmentally Disabled
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
AeL	Aero Lauderdale
CFGA	Child and Family Guidance Assoc.
CHSLI	Catholic Health Services of Long Island
CNGCS	Central Nassau Guidance and Counseling Services
COP	Certificates of Participation
CRV	Crystal Run Village
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Income Tax Exempt Receipts
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FREE	Family Residences and Essential Enterprises
GFH	Glens Falls Hospital
GFHF	Glens Falls Hospital Foundation
GJSR	Gurwin Jewish Senior Residences
GO	General Obligation

GSHMC	Good Samaritan Hospital Medical Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HH	Harmony Heights, Inc.
HHS	Harmony Heights School
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JCC	Jewish Community Center
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
L.I.	Long Island
LGSC	Local Government Services Corp.
LILCO	Long Island Lighting Corp.
LVH	Little Village House
MMC	Mercy Medical Center
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
RIBS	Residual Interest Bonds
ROLs	Residual Option Longs
Res Rec	Resource Recovery Facility
SCHRC	St. Charles Hospital and Rehabilitation Center
SCSB	Schuyler Community Services Board
SFH	St. Francis Hospital
SFTU	Services for the Underserved

44	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Footnotes to Statement of Investments Continued

SMCFS	St. Mary’s Children and Family Services
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties

UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UVBH	United Veteran’s Beacon House
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	45

STATEMENT OF ASSETS AND LIABILITIES    June 28, 20131 / Unaudited

Assets
Investments, at value (cost $9,139,376,473)—see accompanying statement of investments	$8,450,101,723
Cash	64,987,837
Receivables and other assets:
Interest	133,120,155
Shares of beneficial interest sold	116,863,705
Investments sold	17,291,814
Other	1,272,950
Total assets	8,783,638,184
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	902,275,000
Payable on borrowings (See Note 6)	86,100,000
Investments purchased (including $2,479,032 purchased on a when-issued or delayed delivery basis)	31,280,711
Shares of beneficial interest redeemed	25,139,306
Dividends	6,483,102
Trustees’ compensation	1,621,210
Distribution and service plan fees	1,060,394
Transfer and shareholder servicing agent fees	656,054
Shareholder communications	329,100
Interest expense on borrowings	8,298
Other	199,345
Total liabilities	1,055,152,520
Net Assets	$7,728,485,664
Composition of Net Assets
Paid-in capital	$9,259,156,722
Accumulated net investment income	57,124,490
Accumulated net realized loss on investments	(898,520,798)
Net unrealized depreciation on investments	(689,274,750)
Net Assets	$7,728,485,664

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

46	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,332,005,923 and 393,676,595 shares of beneficial interest outstanding)	$16.08
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$16.88
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $67,823,620 and 4,221,739 shares of beneficial interest outstanding)	$16.07
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,120,748,451 and 69,816,529 shares of beneficial interest outstanding)	$16.05
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $207,907,670 and 12,925,696 shares of beneficial interest outstanding)	$16.08

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	47

STATEMENT OF OPERATIONS    For the Six Months Ended June 28, 20131/Unaudited

Investment Income
Interest	$270,464,919

Expenses
Management fees	19,075,281
Distribution and service plan fees:
Class A	4,993,502
Class B	409,155
Class C	6,070,421
Transfer and shareholder servicing agent fees:
Class A	2,141,137
Class B	36,958
Class C	429,970
Class Y	79,293
Shareholder communications:
Class A	429,603
Class B	18,114
Class C	121,696
Class Y	19,844
Interest expense and fees on short-term floating rate notes issued (See Note 1)	4,574,982
Borrowing fees	1,468,742
Accounting service fees	625,750
Trustees’ compensation	96,045
Custodian fees and expenses	35,581
Interest expense	25,890
Other	376,742
Total expenses	41,028,706
Less waivers and reimbursements of expenses	(13,860)
Net expenses	41,014,846
Net Investment Income	229,450,073
Realized and Unrealized Gain (Loss)
Net realized gain on investments	5,025,130
Net change in unrealized appreciation/depreciation on investments	(450,983,092)
Net Decrease in Net Assets Resulting from Operations	$(216,507,889)

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

48	OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012
Operations
Net investment income	$229,450,073	$442,621,077
Net realized gain	5,025,130	15,064,654
Net change in unrealized appreciation/depreciation	(450,983,092)	489,927,983
Net increase (decrease) in net assets resulting from operations	(216,507,889)	947,613,714
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(197,918,632)	(384,065,493)
Class B	(2,027,753)	(5,745,070)
Class C	(30,230,664)	(58,473,713)
Class Y	(6,296,105)	(10,693,230)
	(236,473,154)	(458,977,506)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(23,153,032)	209,512,039
Class B	(22,834,730)	(46,595,065)
Class C	(35,167,829)	83,939,442
Class Y	20,493,034	65,472,787
	(60,662,557)	312,329,203
Net Assets
Total increase (decrease)	(513,643,600)	800,965,411
Beginning of period	8,242,129,264	7,441,163,853
End of period (including accumulated net investment income of $57,124,490 and $64,147,571, respectively)	$7,728,485,664	$8,242,129,264

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	49

STATEMENT OF CASH FLOWS    For the Six Months Ended June 28, 20131 / Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(216,507,889)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(565,577,689)
Proceeds from disposition of investment securities	784,019,432
Short-term investment securities, net	49,130,764
Premium amortization	11,994,290
Discount accretion	(37,151,184)
Net realized gain on investments	(5,025,130)
Net change in unrealized appreciation/depreciation on investments	450,983,092
Change in assets:
Decrease in interest receivable	2,354,512
Increase in other assets	(389,986)
Increase in receivable for securities sold	(11,557,919)
Change in liabilities:
Increase in other liabilities	443,677
Decrease in payable for securities purchased	(65,543,106)
Net cash provided by operating activities	397,172,864
Cash Flows from Financing Activities
Proceeds from bank borrowings	631,300,000
Payments on bank borrowings	(569,800,000)
Payments on short-term floating rate notes issued	(9,710,000)
Proceeds from shares sold	643,827,274
Payments on shares redeemed	(1,004,774,354)
Cash distributions paid	(40,382,635)
Net cash used in financing activities	(349,539,715)
Net increase in cash	47,633,149
Cash, beginning balance	17,354,688
Cash, ending balance	$64,987,837
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $189,608,139.
Cash paid for interest on bank borrowings—$19,452.
Cash paid for interest on short-term floating rate notes issued—$4,574,982.

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

50	OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$17.02	$15.98	$15.33	$15.70	$11.54	$17.67
Income (loss) from investment operations:
Net investment income[2]	.48	.95	1.02	.98	.98	.94
Net realized and unrealized gain (loss)	(.94)	1.08	.66	(.38)	4.09	(6.19)
Total from investment operations	(.46)	2.03	1.68	.60	5.07	(5.25)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.48)	(.99)	(1.03)	(.97)	(.91)	(.88)
Net asset value, end of period	$16.08	$17.02	$15.98	$15.33	$15.70	$11.54
Total Return, at Net Asset Value[3]	(2.72)%	12.94%	11.50%	3.63%	45.07%	(30.84)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$6,332	$6,725	$6,115	$6,295	$6,913	$5,158
Average net assets (in millions)	$6,845	$6,537	$5,937	$7,013	$6,360	$7,688
Ratios to average net assets:[4]
Net investment income	5.66%	5.67%	6.65%	6.01%	6.96%	5.96%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.71%	0.67%	0.69%	0.67%	0.70%	0.70%
Interest and fees from borrowings	0.04%	0.05%	0.06%	0.08%	0.45%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.14%	0.15%	0.18%	0.27%	0.68%
Total expenses	0.86%	0.86%	0.90%	0.93%	1.42%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.86%	0.90%	0.93%	1.42%	1.60%
Portfolio turnover rate	6%	10%	11%	7%	8%	23%

1. June 28, 2013 and December 30, 2011 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	51

FINANCIAL HIGHLIGHTS    Continued

Class B	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$17.00	$15.96	$15.31	$15.68	$11.53	$17.66
Income (loss) from investment operations:
Net investment income[2]	.40	.80	.87	.82	.85	.80
Net realized and unrealized gain (loss)	(.93)	1.07	.67	(.37)	4.07	(6.19)
Total from investment operations	(.53)	1.87	1.54	.45	4.92	(5.39)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.40)	(.83)	(.89)	(.82)	(.77)	(.74)
Net asset value, end of period	$16.07	$17.00	$15.96	$15.31	$15.68	$11.53
Total Return, at Net Asset Value[3]	(3.11)%	11.91%	10.47%	2.67%	43.66%	(31.50)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$68	$94	$133	$181	$246	$237
Average net assets (in millions)	$82	$115	$146	$220	$248	$424
Ratios to average net assets:[4]
Net investment income	4.74%	4.76%	5.72%	5.07%	6.05%	4.99%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.62%	1.61%	1.65%	1.62%	1.67%	1.58%
Interest and fees from borrowings	0.04%	0.05%	0.06%	0.08%	0.45%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.14%	0.15%	0.18%	0.27%	0.68%
Total expenses	1.77%	1.80%	1.86%	1.88%	2.39%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.80%	1.86%	1.88%	2.39%	2.48%
Portfolio turnover rate	6%	10%	11%	7%	8%	23%

1. June 28, 2013 and December 30, 2011 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

52	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Class C	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$16.99	$15.95	$15.30	$15.67	$11.52	$17.65
Income (loss) from investment operations:
Net investment income[2]	.41	.81	.88	.83	.86	.80
Net realized and unrealized gain (loss)	(.94)	1.07	.67	(.37)	4.07	(6.19)
Total from investment operations	(.53)	1.88	1.55	.46	4.93	(5.39)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.84)	(.90)	(.83)	(.78)	(.74)
Net asset value, end of period	$16.05	$16.99	$15.95	$15.30	$15.67	$11.52
Total Return, at Net Asset Value[3]	(3.14)%	12.00%	10.56%	2.75%	43.82%	(31.49)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,120	$1,223	$1,069	$1,120	$1,250	$905
Average net assets (in millions)	$1,224	$1,167	$1,039	$1,271	$1,131	$1,350
Ratios to average net assets:[4]
Net investment income	4.80%	4.79%	5.77%	5.14%	6.09%	5.09%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.57%	1.54%	1.57%	1.54%	1.57%	1.57%
Interest and fees from borrowings	0.04%	0.05%	0.06%	0.08%	0.45%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.14%	0.15%	0.18%	0.27%	0.68%
Total expenses	1.72%	1.73%	1.78%	1.80%	2.29%	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.73%	1.78%	1.80%	2.29%	2.47%
Portfolio turnover rate	6%	10%	11%	7%	8%	23%

1. June 28, 2013 and December 30, 2011 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	53

FINANCIAL HIGHLIGHTS    Continued

Class Y	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$17.02	$15.98	$15.33	$15.69	$11.54	$17.67
Income (loss) from investment operations:
Net investment income[2]	.49	.97	1.04	.99	1.00	.96
Net realized and unrealized gain (loss)	(.94)	1.08	.66	(.36)	4.08	(6.19)
Total from investment operations	(.45)	2.05	1.70	.63	5.08	(5.23)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(1.01)	(1.05)	(.99)	(.93)	(.90)
Net asset value, end of period	$16.08	$17.02	$15.98	$15.33	$15.69	$11.54
Total Return, at Net Asset Value[3]	(2.66)%	13.10%	11.64%	3.84%	45.18%	(30.74)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$208	$200	$124	$101	$65	$44
Average net assets (in millions)	$214	$179	$109	$100	$57	$61
Ratios to average net assets:[4]
Net investment income	5.80%	5.78%	6.76%	6.14%	7.09%	6.14%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.58%	0.54%	0.56%	0.54%	0.55%	0.57%
Interest and fees from borrowings	0.04%	0.05%	0.06%	0.08%	0.45%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.14%	0.15%	0.18%	0.27%	0.68%
Total expenses	0.73%	0.73%	0.77%	0.80%	1.27%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.73%	0.77%	0.80%	1.27%	1.47%
Portfolio turnover rate	6%	10%	11%	7%	8%	23%

1. June 28, 2013 and December 30, 2011 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

54	OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Rochester Fund Municipals (the “Fund”), formerly Rochester Fund Municipals is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders’ capital. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	55

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to

56	OPPENHEIMER ROCHESTER FUND MUNICIPALS

the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of

OPPENHEIMER ROCHESTER FUND MUNICIPALS	57

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 28, 2013, the Fund’s maximum exposure under such agreements is estimated at $478,425,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 28, 2013, municipal bond holdings with a value of $1,586,796,890 shown on the Fund’s Statement of

58	OPPENHEIMER ROCHESTER FUND MUNICIPALS

Investments are held by such Trusts and serve as the underlying municipal bonds for the related $902,275,000 in short-term floating rate securities issued and outstanding at that date.

At June 28, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$23,960,000	NY Austin Trust Various States Inverse Certificates	8.029%	11/1/38	$24,543,426
16,400,000	NY Austin Trust Various States Inverse Certificates	11.990	7/1/48	18,754,056
31,175,000	NY Liberty Devel. Corp. (One Bryant Park) ROLs[3]	10.745	1/15/46	36,212,880
7,500,000	NY Liberty Devel. Corp. ROLs[3]	9.752	1/15/44	8,260,500
15,660,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.558	12/1/27	16,336,199
7,700,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.140	12/1/34	7,727,566
23,955,000	NY/NJ Port Authority Austin Trust Inverse Certificates	9.393	10/1/30	26,807,561
4,170,000	NYC GO DRIVERS	10.309	12/1/33	4,584,915
5,460,000	NYC GO DRIVERS	9.353	8/1/30	6,099,584
2,430,000	NYC GO DRIVERS	10.311	8/1/35	2,735,694
4,015,000	NYC GO DRIVERS	10.303	3/1/35	4,433,805
5,000,000	NYC GO ROLs	19.272	3/1/21	8,070,000
1,375,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.313	11/1/26	1,447,215
1,225,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.461	11/1/27	1,330,240
1,500,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.565	11/1/32	1,592,250
1,750,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.313	11/1/37	1,794,240
2,340,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.423	11/1/39	2,399,998
4,180,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.571	5/1/40	4,312,046
775,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	19.957	11/1/34	966,828
710,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	20.222	11/1/39	880,968
2,730,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	20.810	11/1/46	3,412,937
4,015,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.723	11/1/40	4,239,398
3,955,000	NYC HDC (Multifamily Hsg.) ROLs[3]	17.209	11/1/30	4,097,024
11,420,000	NYC HDC (Multifamily Hsg.) ROLs[3]	13.052	5/1/49	12,299,112
15,875,000	NYC Municipal Water Finance Authority ROLs[3]	10.553	6/15/43	18,835,688
8,205,000	NYS DA (Memorial Sloan-Kettering) DRIVERS	10.309	7/1/35	8,964,865
5,265,000	NYS DA (Vassar College) DRIVERS	10.307	7/1/46	5,673,248
3,410,000	NYS HFA ROLs[3]	14.813	11/1/45	3,739,099
3,750,000	Port Authority NY/NJ ROLs[3]	22.133	9/15/28	5,502,450
4,895,000	Port Authority NY/NJ, 11588th Series ROLs	16.912	10/15/27	5,901,363
3,580,000	Port Authority NY/NJ, 11588th Series ROLs	15.984	10/15/28	3,776,757
5,500,000	Port Authority NY/NJ, 11588th Series ROLs	16.922	10/15/32	6,379,560
9,090,000	Port Authority NY/NJ, 11589th Series ROLs	12.531	9/1/29	9,361,337

OPPENHEIMER ROCHESTER FUND MUNICIPALS	59

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$11,880,000	Port Authority NY/NJ, 136th Series DRIVERS	8.276%	11/1/28	$12,595,651
11,430,000	Port Authority NY/NJ, 136th Series DRIVERS	10.322	11/1/29	12,309,196
11,015,000	Port Authority NY/NJ, 136th Series DRIVERS	13.971	5/1/34	12,188,758
13,000,000	Port Authority NY/NJ, 138th Series DRIVERS	8.807	12/1/34	13,269,100
24,005,000	Port Authority NY/NJ, 151st Series DRIVERS	15.857	3/15/35	31,618,426
4,570,000	Port Authority NY/NJ, 152nd Series DRIVERS	14.348	5/1/38	5,169,538
10,755,000	Port Authority NY/NJ, 166th Series	9.380	1/15/41	11,886,426
20,000,000	Port Authority NY/NJ, 3090th Series DRIVERS	9.828	11/1/35	21,963,600
7,500,000	Port Authority NY/NJ, 3114th Series DRIVERS	15.875	11/1/30	9,816,375
30,970,000	Port Authority NY/NJ, 3114th Series DRIVERS	9.828	11/1/35	34,010,635
3,335,000	Port Authority NY/NJ, 3115th Series DRIVERS	15.867	3/15/35	4,392,729
7,500,000	Port Authority NY/NJ, 3249th Series ROLs[3]	9.986	7/15/36	9,008,250
7,650,000	Port Authority NY/NJ, 3264th Series ROLs[3]	9.479	10/15/31	9,458,460
10,125,000	Port Authority NY/NJ, 3266th Series[3]	9.509	7/15/39	11,319,143
25,330,000	Port Authority NY/NJ, 37th Series DRIVERS	9.818	7/15/34	27,502,301
4,750,000	Puerto Rico Aqueduct & Sewer Authority ROLs[3]	18.165	7/1/47	3,997,410
98,815,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	14.619	8/1/57	100,282,403
23,815,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	21.206	8/1/57	27,052,887
16,960,000	SONYMA ROLs[3]	7.806	10/1/34	17,002,909
230,000	SONYMA ROLs[3]	13.763	4/1/29	230,731
90,000	SONYMA ROLs[3]	11.941	4/1/29	90,230
155,000	SONYMA ROLs[3]	13.123	4/1/29	155,493
7,625,000	SONYMA ROLs[3]	14.304	4/1/34	7,636,666
3,175,000	SONYMA ROLs[3]	13.690	10/1/26	3,351,117
4,240,000	SONYMA ROLs[3]	9.082	10/1/37	4,350,410
11,330,000	SONYMA ROLs[3]	8.694	10/1/31	11,566,797
6,735,000	SONYMA ROLs[3]	8.778	10/1/37	6,765,981
1,980,000	SONYMA, Series 145 DRIVERS	9.576	10/1/37	2,060,744
980,000	SONYMA, Series 148 DRIVERS	9.593	10/1/27	1,037,379
925,000	SONYMA, Series 148 DRIVERS	9.741	10/1/32	959,336

				$684,521,890

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For

60	OPPENHEIMER ROCHESTER FUND MUNICIPALS

financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $902,275,000 or 10.27% of its total assets as of June 28, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,479,032

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of

OPPENHEIMER ROCHESTER FUND MUNICIPALS	61

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

Cost	$92,965,470
Market Value	$90,739,170
Market Value as a % of Net Assets	1.17%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $7,361,424 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$443,946,792
2017	324,022,087
No expiration	128,842,584

Total	$896,811,463

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $767,968,879 expiring by 2017 and $123,817,454 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $5,025,130 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the

62	OPPENHEIMER ROCHESTER FUND MUNICIPALS

fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,236,208,585 [1]

Gross unrealized appreciation	$298,177,234
Gross unrealized depreciation	(997,735,804)

Net unrealized depreciation	$(699,558,570)

1. The Federal tax cost of securities does not include cost of $913,451,708, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended June 28, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$22,350
Payments Made to Retired Trustees	155,894
Accumulated Liability as of June 28, 2013	1,146,072

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	63

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

64	OPPENHEIMER ROCHESTER FUND MUNICIPALS

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

OPPENHEIMER ROCHESTER FUND MUNICIPALS	65

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

66	OPPENHEIMER ROCHESTER FUND MUNICIPALS

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$6,099,116,737	$134,797	$6,099,251,534
U.S. Possessions	—	2,346,366,989	—	2,346,366,989
Common Stocks	—	4,483,200	—	4,483,200

Total Assets	$—	$8,449,966,926	$134,797	$8,450,101,723

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	67

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	36,810,870	$620,703,559	43,752,207	$736,429,794
Dividends and/or distributions reinvested	9,305,099	157,099,417	18,605,792	312,929,359
Redeemed	(47,458,862)	(800,956,008)	(49,921,605)	(839,847,114)

Net increase (decrease)	(1,342,893)	$(23,153,032)	12,436,394	$209,512,039

Class B
Sold	17,906	$306,758	468,895	$7,802,437
Dividends and/or distributions reinvested	99,057	1,673,625	289,236	4,849,418
Redeemed	(1,455,687)	(24,815,113)	(3,538,715)	(59,246,920)

Net decrease	(1,338,724)	$(22,834,730)	(2,780,584)	$(46,595,065)

Class C
Sold	4,404,824	$75,136,706	10,698,099	$179,792,612
Dividends and/or distributions reinvested	1,506,711	25,385,414	2,973,587	49,918,988
Redeemed	(8,077,601)	(135,689,949)	(8,675,224)	(145,772,158)

Net increase (decrease)	(2,166,066)	$(35,167,829)	4,996,462	$83,939,442

Class Y
Sold	2,961,352	$50,540,835	5,916,661	$98,693,710
Dividends and/or distributions reinvested	322,938	5,449,683	555,844	9,360,263
Redeemed	(2,099,242)	(35,497,484)	(2,521,904)	(42,581,186)

Net increase	1,185,048	$20,493,034	3,950,601	$65,472,787

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$565,577,689	$784,019,432

68	OPPENHEIMER ROCHESTER FUND MUNICIPALS

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

Accounting Service Fees. Accounting service fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. The fee arrangement associated with these services was terminated effective April 1, 2013.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an

OPPENHEIMER ROCHESTER FUND MUNICIPALS	69

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$33,640,101
Class C	37,619,683

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
June 28, 2013	$709,269	$141,554	$50,850	$46,952

Waivers and Reimbursements of Expenses. The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the

70	OPPENHEIMER ROCHESTER FUND MUNICIPALS

“Pending Litigation” note which appears later in this report. During the six months ended June 28, 2013, the Manager reimbursed the Fund $13,860 for legal costs and fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1670% as of June 28, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and

OPPENHEIMER ROCHESTER FUND MUNICIPALS	71

NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings Continued

interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended June 28, 2013 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of June 28, 2013, the Fund had borrowings outstanding at an interest rate of 0.1670%. Details of the borrowings for the six months ended June 28, 2013 are as follows:

Average Daily Loan Balance	$28,681,215
Average Daily Interest Rate	0.179%
Fees Paid	$1,445,839
Interest Paid	$19,452

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended June 28, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds

72	OPPENHEIMER ROCHESTER FUND MUNICIPALS

received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended June 28, 2013.

Details of reverse repurchase agreement transactions for the six months ended June 28, 2013 are as follows:

Fees Paid	$290,230

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal

OPPENHEIMER ROCHESTER FUND MUNICIPALS	73

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

74	OPPENHEIMER ROCHESTER FUND MUNICIPALS

SPECIAL SHAREHOLDER MEETINGS    (Unaudited)

On June 21, 2013, a first shareholder meeting of Oppenheimer Rochester Fund Municipals (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	449,558,743	11,745,912
David K. Downes	449,062,442	12,242,213
Matthew P. Fink	449,068,805	12,235,850
Edmund Giambastiani, Jr.	450,140,248	11,164,407
Phillip A. Griffiths	448,744,668	12,559,987
Mary F. Miller	449,724,859	11,579,796
Joel W. Motley	450,054,891	11,249,764
Joanne Pace	450,357,169	10,947,486
Mary Ann Tynan	450,005,455	11,299,200
Joseph M. Wikler	449,186,455	12,118,200
Peter I. Wold	449,964,380	11,340,275
William F. Glavin, Jr.	450,045,540	11,259,115

OPPENHEIMER ROCHESTER FUND MUNICIPALS	75

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

76	OPPENHEIMER ROCHESTER FUND MUNICIPALS

OPPENHEIMER ROCHESTER® FUND MUNICIPALS

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER ROCHESTER FUND MUNICIPALS	77

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

78	OPPENHEIMER ROCHESTER FUND MUNICIPALS

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER ROCHESTER FUND MUNICIPALS	79

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RS0365.001.0613 August 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rochester Fund Municipals

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013